DELAWARE VIP® TRUST
Delaware VIP Fund for Income Series

(the “Series”)

Supplement to the Series’ Summary and Statutory Prospectuses and Statement of Additional Information (SAI) each dated May 1, 2023, as amended

On November 29, 2023 (Effective Date), Vivek Bommi is added as an additional portfolio manager of the Series and will serve as a portfolio manager of the Series with Adam H. Brown and John P. McCarthy.

On the Effective Date, the following is added to the information in the section of the Summary Prospectus entitled “Who manages the Series? — Investment manager”:

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Vivek Bommi, CFA	Managing Director, Head of Leveraged Credit	November 2023

On the Effective Date, the first sentence of the section of the Statutory Prospectus entitled “Who manages the Series – Portfolio managers – Delaware VIP Fund for Income Series” is deleted in its entirety and replaced with the following:

Vivek Bommi, Adam H. Brown, and John P. McCarthy are primarily responsible for the day-to-day investment decisions for Delaware VIP Fund for Income Series.

On the Effective Date, the following is added to the section of the Statutory Prospectus entitled “Who manages the Series – Portfolio managers”:
Vivek Bommi, CFA Managing Director, Head of Leveraged Credit
Vivek Bommi is Head of Leveraged Credit within Macquarie Asset Management (MAM) Credit, a role he assumed in November 2023. He has overall responsibility for the team’s leveraged credit capabilities, including portfolio and business management. Prior to joining Macquarie, he was Head of European and UK Fixed Income at Alliance Bernstein from August 2021 to November 2023, responsible for leadership and strategy of European Fixed Income. Before that, Bommi spent over 10 years at Neuberger Berman within Leveraged Credit in various roles including Director of Research, Portfolio Manager, and Head of Europe. Bommi received a Bachelor of Science in finance from the University of Illinois and a Master of Business Administration in finance and management from Columbia Business School. He holds the Chartered Financial Analyst® designation and he is a Certified Public Accountant.
On the Effective Date, the following information as of October 31, 2023, is added to the section of the SAI entitled “Portfolio Managers – Other Accounts Managed”:

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Vivek Bommi Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 0	$0 $0 $0	0 0 0	$0 $0 $0

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated November 29, 2023.